Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS:

Introduction

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2016

Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2016

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2015

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

INTRODUCTION

On December 14, 2016, the Company acquired TangenX Technology Corporation (“TangenX”), pursuant to the terms of the Share Purchase Agreement, dated as of December 14, 2016 (the “Share Purchase Agreement”), by and among the Company and TangenX (such acquisition, the “TangenX Acquisition”). The Company acquired all outstanding shares and the business of TangenX, including TangenX’s innovative single-use Sius line of tangential flow filtration (“TFF”) cassettes and hardware used in downstream biopharmaceutical manufacturing processes.

Sius TFF is used in the filtration of biological drugs, complimenting Repligen’s OPUS line of pre-packed chromatography columns used in downstream purification. Pursuant to the Share Purchase Agreement, Repligen acquired all of the outstanding shares of TangenX, as well as certain assets and liabilities.

The TangenX Acquisition was accounted for as a purchase of a business under ASC 805, “Business Combinations.” The total purchase price of the TangenX Acquisition was $37.1 million in cash.

The accompanying unaudited proforma condensed combined financial statements combine the historical consolidated financial statements of Repligen Corporation with the historical financial information of the TangenX after giving effect to the acquisition of substantially all of the assets and assumption of liabilities of TangenX by Repligen.

The unaudited pro forma condensed combined statements of operations combine Repligen’s operating results for the nine months and year ended, September 30, 2016 and December 31, 2015, respectively, with the operating results of TangenX for the nine months and year ended, September 30, 2016 and December 31, 2015, respectively. The unaudited pro forma condensed combined balance sheet combines the balances of Repligen as of September 30, 2016 with the balances of TangenX as of September 30, 2016. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on January 1, 2015, and the unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on September 30, 2016. The unaudited pro forma condensed combined financial information includes all material pro forma adjustments necessary for this purpose that are directly attributable to the acquisition and are factually supportable. The unaudited pro forma condensed combined financial information herein should be read in conjunction with the historical financial statements and the related notes thereto of Repligen Corporation which are presented in the Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 25, 2016 (File No. 000-14656), the Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, filed on December 15, 2016 (File No.000-14656), and the financial statements of TangenX that are presented as exhibits to this Form 8-K.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined Company. No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination or costs that may be incurred in integrating operations.

Repligen Corporation

Pro Forma Combined Condensed Consolidated Balance Sheet

September 30, 2016

(Unaudited)

(in thousands)

	Repligen	TangenX	Pro Forma Adjustments	Note		Pro Forma
Assets
Current assets
Cash and cash equivalents	$157,651	$3,170	$(38,000)	(a	)	$122,821
Marketable securities	21,060					21,060
Accounts receivable, net	15,154	779				15,933
Other receivables	226					226
Inventories	24,463	406	179	(b	)	25,048
Prepaid expenses and other current assets	1,279	40				1,319

Total current assets	219,833	4,395	(37,821)			186,407
Property and equipment, net	14,935	202				15,137
Long-term marketable securities
Intangible assets, net	18,671		12,267	(c	)	30,938
Goodwill	31,161		26,558	(d	)	57,719
Restricted cash	450					450
Deferred tax assets		33				33
Other assets		1				1

Total assets	$285,050	$4,631	$1,004			$290,685

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$5,061	$35				$5,096
Accrued liabilities	15,131	665				15,796
Payable for stock repurchase		1,345				1,345
Put option liability		7,574	(7,574)	(k	)	—

Total current liabilities	20,192	9,619	(7,574)			22,237
Convertible senior notes	94,318					94,318
Deferred tax liabilities	2,124		285	(e	)	2,409
Other long-term liabilities	1,894					1,894

Total liabilities	118,528	9,619	(7,289)			120,858

Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock
Common stock	338					338
Additional paid-in capital	240,571	335	(335)	(f	)	240,571
Accumulated other comprehensive loss	(9,496)					(9,496)
Accumulated deficit (earnings)	(64,891)	(5,323)	8,628	(a	), (e), (f)	(61,586)

Total stockholders’ equity (deficit)	166,522	(4,988)	8,293			169,827

Total liabilities and stockholders’ equity (deficit)	$285,050	$4,631	$1,004			$290,685

See accompanying notes to unaudited pro forma combined condensed financial statements which are an integral part of these financial statements.

Repligen Corporation

Pro Forma Combined Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2015

(Unaudited)

(In thousands except share information)

	Historical Repligen Year Ended December 31, 2015	Historical TangenX Period Ended December 31, 2015	Pro Forma Adjustments		Pro Forma Combined
Revenue	$83,537	$4,900	$—		$88,437
Cost of revenue	35,251	1,761	—		37,012

Gross profit	48,286	3,139	—		51,425
Operating expenses:
Research and development	5,740				5,740
Selling, general and administrative	24,699	1,133	791	(g)	26,623
Contingent consideration – fair value adjustment	4,083				4,083
Change in fair value of put option liability		3,535	(3,535	)(j)	—

Total operating expenses	34,522	4,668	(2,744)		36,446

Operating income (loss)	13,764	(1,529)	2,744		14,979
Other income (expense), net	(341)	2	(61	)(h)	(400)

Income (loss) before income taxes	13,423	(1,527)	2,683		14,579
Income tax expense	4,078	609	(19	)(i)	4,668

Net income (loss)	$9,345	$(2,136)	$2,702		$9,911

Net income per share:
Basic	$0.28				$0.30

Diluted	$0.28				$0.30

Weighted average common shares outstanding:
Basic	32,881,940				32,881,940

Diluted	33,577,091				33,577,091

See accompanying notes to unaudited pro forma combined condensed financial statements which are an integral part of these financial statements.

Repligen Corporation

Pro Forma Combined Condensed Consolidated Statements of Income

For the Nine Months Ended September 30, 2016

(Unaudited)

(In thousands except share information)

	Historical Repligen Nine Months Ended September 30, 2016	Historical TangenX Nine Months Ended September 30, 2016	Pro Forma Adjustments For Nine Months Ended September 30, 2016		Pro Forma Combined
Revenue	$78,942	$4,716	$—		$83,658
Cost of revenue	34,955	1,801	—		36,756

Gross profit	43,987	2,915	—		46,902
Operating expenses:
Research and development	5,316				5,316
Selling, general and administrative	22,286	977	593	(g)	23,856
Contingent consideration – fair value adjustment	3,317				3,317
Change in fair value of put option liability		(1,143)	1,143	(j)	—

Total operating expenses	30,919	(166)	1,736		32,489

Operating income	13,068	3,081	(1,736)		14,413
Other income (expense), net	(2,943)	3	(119	)(h)	(3,059)

Income before income taxes	10,125	3,084	(1,855)		11,354
Income tax expense	3,474	785	(41	)(i)	4,218

Net income	$6,651	$2,299	$(1,814)		$7,136

Net income per share:
Basic	$0.20				$0.21

Diluted	$0.20				$0.21

Weighted average common shares outstanding:
Basic	33,485,448				33,485,448

Diluted	34,011,534				34,011,534

Repligen Corporation

Notes to Pro Forma Combined Condensed Consolidated Financial Statements

As of September 30, 2016 and for the Nine Months Ended September 30, 2016

and the Year Ended December 31, 2015

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Transaction

On December 14, 2016, the Company acquired TangenX Technology Corporation (“TangenX”), pursuant to the terms of the Share Purchase Agreement, dated December 14, 2016 (the “Share Purchase Agreement”), by and among the Company and TangenX (such acquisition, the “TangenX Acquisition”). The Company acquired all outstanding shares and the business of TangenX, including TangenX’s innovative single-use Sius line of tangential flow filtration (“TFF”) cassettes and hardware used in downstream biopharmaceutical manufacturing processes.

Sius TFF is used in the filtration of biological drugs, complimenting Repligen’s OPUS line of pre-packed chromatography columns used in downstream purification. Pursuant to the Share Purchase Agreement, Repligen acquired all of the outstanding shares of TangenX, as well as certain assets and liabilities.

The TangenX Acquisition was accounted for as a purchase of a business under ASC 805, “Business Combinations.” The total purchase price of the TangenX Acquisition was $37.1 million in cash.

2. Basis of Presentation

The accompanying unaudited proforma condensed combined financial statements combine the historical consolidated financial statements of Repligen Corporation with the historical financial information of TangenX after giving effect to the acquisition of substantially all of the assets and assumption of liabilities of TangenX using the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations, and applying the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined statements of operations combine Repligen’s operating results for the nine months and year ended, September 30, 2016 and December 31, 2015, respectively, with the operating results of TangenX for the nine months and year ended, September 30, 2016 and December 31, 2015, respectively. The unaudited pro forma condensed combined balance sheet combines the balances of Repligen as of September 30, 2016 with the balances of TangenX as of September 30, 2016. The unaudited pro forma condensed combined statements of operations give effect to the acquisition as if it had occurred on January 1, 2015, and the unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on September 30, 2016. The unaudited pro forma condensed combined financial information includes all material pro forma adjustments necessary for this purpose that are directly attributable to the acquisition and are factually supportable. The unaudited pro forma condensed combined financial information herein should be read in conjunction with the historical financial statements and the related notes thereto of Repligen Corporation which are presented in the Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 25, 2016 (File No. 000-14656), the Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, filed on December 15, 2016 (File No.000-14656), and the financial statements of TangenX that are presented as exhibits to this Form 8-K. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the combined Company. No effect has been given in these pro forma financial statements for synergistic benefits that may be realized through the combination or costs that may be incurred in integrating operations.

3. Consideration Transferred

The Company accounted for the TangenX Acquisition as the purchase of a business under U.S. GAAP. Under the acquisition method of accounting, the assets of the TangenX were recorded as of the acquisition date, at their respective fair values, and consolidated with those of Repligen. The fair value of the net assets acquired was approximately $37,065,000. The preparation of the valuation required the use of significant assumptions and estimates. Critical estimates included, but were not limited to, future expected cash flows, including projected revenues and expenses, and the applicable discount rates. These estimates were based on assumptions that the Company believes to be reasonable. However, actual results may differ from these estimates.

The total consideration transferred follows (in thousands):

Cash consideration	$37,532
Less: working capital adjustment	(467)

Net assets acquired	$37,065

Fair Value of Net Assets Acquired

The allocation of purchase price was based on the fair value of assets acquired and liabilities assumed as of December 14, 2016. The components and allocation of the purchase price consists of the following amounts (in thousands):

Cash and cash equivalents	$1,218
Accounts receivable	459
Other receivables	111
Inventory	936
Other current assets	50
Fixed assets, net	215
Customer relationships	6,192
Developed technology	6,044
Non-competition agreements	21
Trademark and trade name	11
Accounts payable and other liabilities assumed	(3,083)
Deferred tax liabilities	(4,525)
Goodwill	29,416

Net assets acquired	$37,065

The allocation of the purchase price related to this acquisition is preliminary and is based on management’s judgments after evaluating several factors, including preliminary valuation assessments of tangible and intangible assets, and preliminary estimates of the fair value of liabilities assumed. The final allocation of the purchase price to the assets acquired and liabilities assumed will be completed when the final valuation assessments of tangible and intangible assets are completed and estimates of the fair value of liabilities assumed are finalized.

Of the consideration paid, $6.2 million represents the fair value of customer relationships that will be amortized over the determined useful life of 13 years and $6.0 million represents the fair value of developed technology that will be amortized over a determined useful life of 20 years. $21,000 represents the fair value of non-competition agreements that will be amortized over a determined life of five (5) years. $11,000 represents the fair value of trademarks and trade names that will be amortized over a determined useful life of two (2) years. The aforementioned intangible assets will be amortized on a straight-line basis.

The goodwill of $29.4 million represents future economic benefits expected to arise from synergies from combining operations and the extension of existing customer relationships.

4. Pro Forma Adjustments

This note should be read in conjunction with Notes 1, 2 and 3. Adjustments included in the pro forma columns include the following:

(a) To record adjustment to cash for the transaction price and transaction costs of $935,000, to reflect the transaction occurring on September 30, 2016. The transaction cost amount has been recorded as an adjustment to accumulated deficit.

(b) To adjust inventory to fair value.

(c) To reflect the fair value of acquired intangible assets.

(d) To record adjustment for purchase price in excess of fair value of net assets acquired to goodwill.

(e) To adjust deferred tax liabilities to fair value, and to adjusted deferred tax liabilities for the non-recurring tax benefit resulting from the transaction. The non-recurring tax benefit is not reflected in the pro forma statement of income. It is reflected as an adjustment to accumulated deficit.

(f) To eliminate the TangenX historic equity.

(g) To adjust amortization expense based on fair value of acquired intangible assets.

(h) To adjust investment income to reflect foregone investment earnings on cash used to fund the acquisition.

(i) To record income tax expense effect resulting from pro forma adjustments.

(j) To adjust operating expenses for the change in value of put option related to TangenX shares.

(k) To eliminate the put liability related to the TangenX shares.